UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                    SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of
     the Securities Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                      SEABOARD CORPORATION

        (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                        [Not Applicable]

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                        [Not Applicable]

                  SEABOARD CORPORATION
                  9000 West 67th Street
              Shawnee Mission, Kansas 66202

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     APRIL 24, 2006

     Notice is hereby given that the 2006 Annual Meeting of Stockholders of Seaboard Corporation, a Delaware corporation, will be held at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts, on Monday,
April 24, 2006, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect six directors to hold office until the 2007 annual meeting of stockholders and until their respective successors are duly elected and qualified;

     2. To consider and act upon ratification and approval of the selection of KPMG LLP as the independent auditors of Seaboard for the year ending December 31, 2006;

     3. To consider and act upon approval of a proposed amendment to and restatement of Seaboard's Certificate of Incorporation; and

     4. To transact such other business as properly may come before the meeting.

     The Board of Directors has fixed the close of business on Monday, March 6, 2006, as the record date for determination of the stockholders entitled to notice of, and to vote at, the annual meeting.

     If you do not expect to attend the annual meeting in person, please sign and date the enclosed proxy, and return it in the enclosed addressed envelope.

                              By  order  of the Board  of
                              Directors,



                              David M. Becker,
                              Vice   President,   General
                              Counsel and Secretary

March 23, 2006

                 SEABOARD CORPORATION
                 9000 West 67th Street
            Shawnee Mission, Kansas  66202

                    PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS
                    APRIL 24, 2006

                                         March 23, 2006
Date, Time and Place of the Meeting

  This  proxy statement is furnished in connection with
the  solicitation  of proxies for  use  at  the  annual
meeting   of   stockholders  of  Seaboard   Corporation
("Seaboard") to be held on Monday, April 24, 2006, commencing at 9:00 a.m., local time, and at any adjournment thereof. The meeting is called for the purposes set forth in the foregoing Notice of Annual
Meeting,  and  will  be  held at the  Sheraton  Needham
Hotel, 100 Cabot Street, Needham, Massachusetts.

Stockholders Entitled to Vote at the Meeting

  Stockholders  of record as of the close  of  business
on the March 6, 2006 record date are entitled to notice
of,  and  to  vote at, the annual meeting  and  at  any
adjournment thereof.  Seaboard had 1,261,367.24  shares
of  common  stock,  $1.00  par value,  outstanding  and
entitled  to  vote as of the record  date.   Each  such
share of common stock is entitled to one vote on each matter properly to come before the annual meeting.
This proxy statement and the enclosed form of proxy were first sent or given to stockholders on or about
March 23, 2006.

Quorum Requirement

  A  quorum  of  stockholders is necessary  to  hold  a
valid meeting.  A majority of our outstanding shares of
common  stock  on  the record date, or 630,684  shares,
will  be  needed to establish a quorum for  the  annual
meeting.   Votes  cast at the annual  meeting  will  be
tabulated   by  persons  duly  appointed  to   act   as
inspectors  of  election  and  voting  for  the  annual
meeting.   The inspectors of election and  voting  will
treat  shares  represented by  a  properly  signed  and
returned  proxy  as present at the annual  meeting  for
purposes  of  determining a quorum, without  regard  to
whether  the  proxy  is marked as  casting  a  vote  or
abstaining.  Likewise, the inspectors will treat shares
of  stock represented by "broker non-votes" as  present
for purposes of determining a quorum.  Broker non-votes
are  proxies with respect to shares held in record name
by  brokers  or nominees, as to which (i)  instructions
have  not  been received from the beneficial owners  or
persons  entitled to vote; (ii) the broker  or  nominee
does   not   have  discretionary  voting  power   under
applicable national securities exchange rules or the instrument under which it serves in such capacity; and
(iii) the record holder has indicated on the proxy card or otherwise notified Seaboard that it does not have authority to vote such shares on that matter.

Attending the Meeting and Voting in Person

  If  you plan to attend the annual meeting and vote in
person,  we  will  give you a ballot when  you  arrive.
However,  if your shares are held in the name  of  your
broker, bank or other nominee (commonly referred to  as
being held in "street" name), proof of ownership may be
required  for  you to be admitted to  the  meeting.   A
recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Voting by Proxy

  The  Board  of Directors solicits your proxy  in  the
form  enclosed  for  use at the  annual  meeting.   Any
stockholder  giving a proxy in the  enclosed  form  may
revoke  it  at  any  time before it  is  exercised.   A
stockholder  may revoke his or her proxy by  delivering
to  the  Secretary  of  Seaboard a  written  notice  of
revocation  or  a duly executed proxy bearing  a  later
date, or by attending the meeting and voting in person.
A  completed and signed proxy in the enclosed form,  if
received  in time for voting and not revoked,  will  be
voted  at  the  annual meeting in accordance  with  the
instructions of the stockholder.  Where a stockholder's
voting  instructions  are  not  specified,  the  shares
represented  by  the  proxy will  be  voted  "for"  the
election  of  the nominees for director listed  herein,
"for"  ratification of the selection  of  KPMG  LLP  as
independent  auditors for 2006, and "for"  approval  of
the proposed amendment to and restatement of Seaboard's
Certificate  of  Incorporation described  herein.   The
Board  of  Directors does not know of any matters  that
will  be  brought before the meeting other  than  those
referred  to in the Notice of Annual Meeting.  However,
if  any other matter properly comes before the meeting,
it  is  intended that the persons named in the enclosed
form  of proxy, or their substitutes acting thereunder,
will  vote  on  such  matter in accordance  with  their
discretion  and  judgment.  If your  shares  of  common
stock  are  held  in  street  name,  you  will  receive
instructions  from your broker, bank or  other  nominee
that  you  must  follow in order to  have  your  shares
voted.   Seaboard will bear all expenses in  connection
with  the solicitation of proxies, including preparing,
assembling,  and  mailing this proxy statement.   After
the  initial  mailing of this proxy statement,  proxies
may   be   solicited  by  mail,  telephone,   facsimile
transmission or personally by directors, officers, employees or agents of Seaboard. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses will be paid by Seaboard.

Vote Required

  A   favorable  plurality  of  votes  cast  (a  number
greater  than  those cast for any other candidates)  is
necessary  to elect members of the Board of  Directors.
Accordingly, abstentions or broker non-votes as to  the
election  of directors will not affect the election  of
the  candidates receiving the plurality of votes.   The
remaining  proposals  set  forth  herein  require   the
affirmative vote of a majority of the shares present at the meeting. Shares represented by broker non-votes as to such matters are treated as not being present for the purposes of such matters, while abstentions as to such matters are treated as being present but not voting in the affirmative. Accordingly, the effect of broker non-votes is only to reduce the number of shares considered to be present for the consideration of such matters, while abstentions will have the same effect as votes against the matter.

                PRINCIPAL STOCKHOLDERS

  The  following  table sets forth certain  information
as  of  January  31, 2006 (unless otherwise  indicated)
regarding the beneficial ownership of Seaboard's common
stock  by  each person known to us to own  beneficially
5  percent or more of Seaboard's common stock.   Unless
otherwise indicated, all beneficial ownership  consists
of  sole voting and sole investment power.  Seaboard is
a  "controlled corporation," as defined in the rules of
the   American  Stock  Exchange,  because   more   than
50 percent of the voting power of Seaboard is owned by Seaboard Flour LLC ("Seaboard Flour").

    Name and Address          Amount and Nature of     Percent
   of Beneficial Owner        Beneficial Ownership     of Class

     Seaboard Flour (1)            893,948.24            70.9%
     822 Boylston Street
     Suite 301
     Chestnut Hill, MA 02467

(1) H.   Bresky,  President  and  Chief  Executive
    Officer  of Seaboard, S. Bresky (H. Bresky's son  and
    Senior  Vice  President) and  other  members  of  the
    Bresky  family,  including trusts created  for  their
    benefit, beneficially own approximately 99.5  percent
    of  the  common  units  of Seaboard  Flour  (formerly
    Seaboard  Flour  Corporation).   S.  Bresky  is   the
    co-trustee  and  beneficiary of some  of  the  trusts
    owning  shares  of Seaboard Flour stock.   H.  Bresky
    may  be  deemed to have indirect beneficial ownership
    of  Seaboard's common stock held by Seaboard Flour by
    virtue  of his position as manager of Seaboard Flour,
    with  the  right  to vote Seaboard  shares  owned  by
    Seaboard  Flour.  In addition to the shares shown  as
    being  owned by Seaboard Flour, H. Bresky  and  other
    members  of  the  Bresky family  beneficially  own  a
    total   of   30,094  shares,  or  2.4   percent,   of
    Seaboard's common stock.

      SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

  The  following  table sets forth certain  information
as   of  January  31,  2006  regarding  the  beneficial
ownership of Seaboard's common stock by each of our directors and director nominees, each of our executive officers named in the Summary Compensation Table on page 7 and all of our directors and executive officers as a group.

         Name of               Amount and Nature of     Percent
     Beneficial Owner          Beneficial Ownership     of Class

     H. Harry Bresky            903,809.24 (1) (2)        71.7%
     Steven J. Bresky             2,538                    *
     David A. Adamsen                20                    *
     Douglas W. Baena               100                    *
     Kevin M. Kennedy                15                    *
     Joe E. Rodrigues               200                    *
     All directors &
      executive officers        906,732.24 (1)            71.9%
      as a group (15 persons)

(1) The  shares reported include 893,948.24  shares
    of  Seaboard's common stock that may be attributed to
    H.  Bresky  by virtue of his position as  manager  of
    Seaboard  Flour,  with  the right  to  vote  Seaboard
    shares  owned by Seaboard Flour, and 4,250 shares  of
    Seaboard's  common stock that may  be  attributed  to
    him  as  co-trustee of the "Bresky Foundation" trust.
    Approximately  99.5 percent of the  common  units  of
    Seaboard  Flour are held by H. Bresky or  in  various
    trusts   for  the  benefit  of  H.  Bresky's  spouse,
    S.  Bresky  and his issue and/or other Bresky  family
    members.
(2) These   shares   exclude  5,285   shares,   or
    0.4 percent of the class, held by H. Bresky's spouse.

*   Less than one percent.

            ITEM 1:  ELECTION OF DIRECTORS

  Our  Board  of  Directors has  fixed  the  number  of
directors at six.  Unless otherwise specified,  proxies
will be voted in favor of the election as directors  of
these  six  persons for a term of one  year  and  until
their successors are elected and qualified.
                                                                   Director
 Name             Age       Principal Occupations and Positions     Since

H. Harry Bresky   80    Director, Chairman of the Board, President    1959
                        and Chief Executive Officer (since 2001),
                        President (from 1967-2001), Seaboard
                        Corporation; Manager, Seaboard Flour
                        (since 2002); President (1987-2002),
                        Treasurer (1973-2002),
                        Seaboard Flour Corporation.

Steven J. Bresky  52    Director and Senior Vice President,           2005
                        International Operations (since February
                        2001), Vice President (1989-2001),
                        Seaboard Corporation.

David A. Adamsen  54    Director and Chairman of Audit Committee,     1995
                        Seaboard Corporation; Vice President-
                        Wholesale/Franchise & Manufacturing
                        (since 2005), The Penn Traffic Co.,
                        retail and wholesale food distribution
                        company; Vice President-Group General
                        Manager, Northeast Region (2001-2005),
                        Vice President-Sales and Marketing,
                        Northeast Region (1999-2001), Dean Foods
                        Company, dairy specialty-food processor
                        and distributor.

Douglas W. Baena  63    Director and Member of Audit Committee,       2001
                        Seaboard Corporation; Chief Executive
                        Officer (since 1997), CreditAmerica, Inc., venture capital company; Chief Executive
                        Officer (1999-2001), Ameristar Capital
                        Corporation, financial services company.

Kevin M. Kennedy  46    Director and Member of Audit Committee,       2003
                        Seaboard  Corporation; Chief Financial
                        Officer (since 2005), Seaspan Corporation, vessel chartering company; President and
                        Chief Investment Officer (2001-2005), Great
                        Circle Management LLC, private equity fund;
                        Managing Director (Head Marine Financing)
                        (1999-2001), GE Capital Services Structured
                        Finance Group, Inc.

Joe E. Rodrigues  69    Director, former Executive Vice President     1990
                        and Treasurer (retired  2001),  Seaboard
                        Corporation.

  H.  Bresky is the father of Steven J. Bresky,  Senior
Vice President, International Operations. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was nominated.

  In  case  any  person  or persons  named  herein  for
election as directors are not available for election at
the  annual  meeting,  proxies  may  be  voted  for   a
substitute nominee or nominees (unless the authority to
vote for all nominees or for the particular nominee who
has  ceased  to  be a candidate has been withheld),  as
well   as  for  the  balance  of  those  named  herein.
Management  has no reason to believe that  any  of  the
nominees   for  the  election  as  director   will   be
unavailable.

  The Board of Directors recommends that you vote for the election as directors of the six persons listed above.

   MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board

  The  Board of Directors held four meetings in  fiscal
2005,  one  of  which was a telephonic meeting.   Other
actions  of  the  Board  of  Directors  were  taken  by
unanimous  written  consent as needed.   Each  director
attended more than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

  Seaboard   does   not  have  any   policy   requiring
directors  to  attend  Seaboard's  annual  meeting   of
stockholders, although, generally, the directors have attended Seaboard's annual stockholders' meetings. All six directors attended the 2005 annual meeting.

Committees of the Board

  Seaboard's  Board  of Directors  has  established  an
Audit  Committee  and a Compensation Committee.   There
currently    are    no   other   standing    executive,
compensation,   nominating  or  other   committees   of
Seaboard's Board of Directors, or committees performing similar functions of the Board.

  Audit  Committee.  Seaboard's Board of Directors  has
established an Audit Committee.  Members of  the  Audit
Committee  currently are David A. Adamsen,  Douglas  W.
Baena and Kevin M. Kennedy.  Mr. Adamsen is chairman of
the  Audit Committee.  The Audit Committee selects  and
retains  independent auditors and assists the Board  in
its  oversight of the integrity of Seaboard's financial
statements,   including   the   performance   of    our
independent  auditors  in their  audit  of  our  annual
financial  statements.  The Audit Committee meets  with
management  and  the  independent auditors  as  may  be
required.  The independent auditors have full and  free
access  to the Audit Committee without the presence  of
management.  The Board of Directors has determined that
Kevin  M.  Kennedy  is  an "audit  committee  financial
expert"  and is "independent," each within the  meaning
of  the  rules  and regulations of the  Securities  and
Exchange Commission.  Mr. Kennedy is a financial expert
based on his experience as Chief Financial Officer of a
New   York   Stock  Exchange  company.   In   addition,
Mr.   Kennedy  holds  a  Masters  Degree  in   Business
Administration, and worked for Bank of New York,  where
he conducted financial analysis and managed a corporate
loan  portfolio, and for GE Capital Services Structured
Finance  Group, Inc., where he supervised the financial
analysis of potential customers and structured  complex
transactions.    He  also  was  President   and   Chief
Investment  Officer of Great Circle Capital LLC,  where
he   was   a   member  of  the  management   committee,
responsible for financial reporting of a private equity
fund.   The Audit Committee held six meetings in fiscal
2005, three of which were telephonic meetings.

  Compensation    Committee.    In    December    2005,
Seaboard's    Board   of   Directors   established    a
Compensation  Committee for purposes  of  studying  the
adoption  of one or more long-term incentive plans  and
administering  any such plans which are  adopted.   The
Board  has  not designated any other functions  of  the
Compensation   Committee.    The   members    of    the
Compensation Committee currently are David A.  Adamsen,
Douglas   W.   Baena  and  Kevin   M.   Kennedy.    The
Compensation Committee did not hold any meetings during 2005.

  Director   Nominations.   The  Board   of   Directors
believes  it  is  not  necessary  to  have  a  separate
nominating  committee because of the  low  turnover  of
Board of Director seats and because the entire Board of
Directors participates in the consideration of director
nominees.   The  Board of Directors includes  directors
who are not "independent" under the applicable American
Stock  Exchange listing standards.  There currently  is
no  charter that establishes procedures for the Board's
consideration of director nominees.  The Board believes
that  it  should be comprised of directors with varied,
complementary  backgrounds, and that directors  should,
at  a  minimum, have expertise that may  be  useful  to
Seaboard.   Directors should also possess  the  highest
personal and
professional ethics, and should be willing and able  to
devote the required amount  of  time  to     Seaboard's
business.  In      determining   whether   a   director
should be retained and stand for re-election, the Board
also   considers   that   member's   performance    and
contribution  to the Board during his tenure  with  the
Board.   The  Board of Directors has not established  a
formal  process  for stockholders  to  follow  to  send
communications  to  the  Board  or  its   members,   as
Seaboard's policy has been to forward to the  directors
any  stockholder  correspondence it  receives  that  is
addressed   to   them.   Stockholders   who   wish   to
communicate  with the directors may do  so  by  sending
their  correspondence  addressed  to  the  director  or
directors  at  Seaboard's  headquarters  at  9000  West
67th  Street, Shawnee Mission, Kansas 66202, Attention:
General  Counsel.   Seaboard's policy  is  to  consider
nominees  who  are  submitted  by  stockholders  on   a
case-by-case  basis.   All  nominees,  including  those
submitted by stockholders, will be evaluated using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time to time.

Compensation of Directors

  Each  non-employee director receives $7,500 quarterly
and an additional $2,000 per quarter for service on the
Audit  Committee  of the Board.  The  Chairman  of  the
Audit Committee also receives an additional $1,000  per
quarter.   Each non-employee director also receives  an
additional $1,000 per telephonic meeting lasting longer than one hour, excluding regular quarterly meetings held telephonically.

     EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The  following  table shows all compensation  earned,
during  the  fiscal  years  indicated,  by  the   Chief
Executive  Officer  and  the four  other  highest  paid
executive  officers of Seaboard (the  "Named  Executive
Officers") for such period in all capacities  in  which
they have served:
                       SUMMARY COMPENSATION TABLE
                          Annual Compensation
 Name                                                  Other (3)
 and                                                    Annual     All Other(4)
Principal                      Salary(1)    Bonus(2) Compensation  Compensation
Position                 Year    ($)          ($)        ($)           ($)

H. Harry Bresky          2005  1,098,116   2,000,000    108,538        45,371
President                2004  1,002,000   1,500,000     59,101        31,200
Chief Executive Officer  2003    945,000     800,000     55,239        28,127

Steven J. Bresky         2005    470,981   1,000,000     30,895        57,681
Senior Vice President,   2004    413,358     600,000     25,072        18,960
International Operations 2003    393,231     300,000     23,853        17,820

Robert L. Steer          2005    456,173   1,000,000     34,693        54,197
Senior Vice President,   2004    415,538     600,000     26,459        17,880
Treasurer and            2003    391,846     300,000     24,591        20,755
Chief Financial Officer

Rodney K. Brenneman      2005    383,538   1,000,000     28,731        37,455
President, Seaboard      2004    342,868     500,000     21,282         9,900
Foods LP                 2003    325,962     200,000     16,331        12,000

Edward A. Gonzalez(5)    2005    220,962     500,000     18,120         6,150
President, Seaboard      2004    119,808     149,615      9,078         5,383
Marine Ltd.              2003    115,000      59,423      8,622         5,683

(1) Salary includes amounts for unused vacation to be paid to the Named Executive Officers and amounts deferred at the election of the Named Executive
    Officers under Seaboard's 401(k) retirement savings plan, the Seaboard Corporation Non-Qualified Deferred
    Compensation Plan, the Executive Deferred Compensation
    Plan and the Investment Option Plan, such plans being described below under "Benefit Plans."

(2) Reflects  bonus  earned  for  each  fiscal  year
    presented  and includes compensation reduced  at  the
    election  of  the  Named  Executive  Officers   under
    Seaboard's 401(k) retirement savings plan, the Seaboard
    Corporation Non-Qualified Deferred Compensation Plan, the Executive Deferred Compensation Plan and the
    Investment Option Plan described below under "Benefit
    Plans."

(3) Included  in  Other Annual Compensation  are  the
    benefits  earned  under  the  Non-Qualified  Deferred
    Compensation   Plan   and  the   Executive   Deferred
    Compensation   Plan  (for  2005),   and
    under   the  Supplemental  Executive Benefit Plan  (for
    2004  and  2003), such plans being described below under
    "Benefit  Plans."   These  amounts for  2005  are  as
    follows: H. Bresky $71,793; S. Bresky $8,990; R. Steer $11,990; R. Brenneman $5,315; and E. Gonzalez $5,088.
    These amounts  for 2004 are as follows:  H. Bresky $22,680;
    S. Bresky $2,441; R. Steer $3,586; R. Brenneman $6,386;
    and E. Gonzalez $0. These amounts for 2003 are as follows: H. Bresky $24,223; S. Bresky $2,977; R. Steer
    $0; R. Brenneman $3,779; and E. Gonzalez $0.

    Also  included  in  Other  Annual  Compensation   are
    amounts  paid as an automobile allowance, except  for
    H.   Bresky,  which  amount  represents  the  taxable
    compensation  per  the  Internal  Revenue   Service's
    Annual   Lease  Value  Table  for  two  company-owned
    vehicles  assigned  to  him  for  his  personal  use.
    These  amounts  for  2005 are as follows:  H.  Bresky
    $29,775;   S.  Bresky  $19,000;  R.  Steer   $19,000;
    R. Brenneman $19,000; and E. Gonzalez $9,988. These amounts for 2004 are as follows: H. Bresky $29,775;
    S.  Bresky  $19,000; R. Steer $19,000;  R.  Brenneman
    $10,900;  and E. Gonzalez $7,200.  These amounts  for
    2003  are  as follows: H. Bresky $24,573;  S.  Bresky
    $19,000; R. Steer $19,000; R. Brenneman $10,900;  and
    E. Gonzalez $7,200.

(4) Included in all Other Compensation are Seaboard's
    contributions to its 401(k) Retirement Savings Plan and
    Investment Option Plan on behalf of the Named Executive
    Officers.   The  amounts for  2005  are  as  follows:
    (i) 401(k) retirement savings plan: H. Bresky $6,150,
    S. Bresky $6,150, R. Steer $6,150, R. Brenneman $6,150,
    and  E.  Gonzalez $6,150; and (ii) Investment  Option
    Plan: S. Bresky $16,500, R. Steer $13,500, R. Brenneman
    $15,000 and E. Gonzalez $0.  The amounts for 2004 are
    as  follows:  (i)  401(k)  retirement  savings  plan:
    H.  Bresky $6,000, S. Bresky $6,000, R. Steer $6,000,
    R.  Brenneman  $6,000  and E.  Gonzalez  $5,383;  and
    (ii)  Investment  Option  Plan:  H.  Bresky  $25,200,
    S.  Bresky  $12,960, R. Steer $11,880,  R.  Brenneman
    $3,900 and E. Gonzalez $0.  The amounts for 2003 are as
    follows: (i) 401(k) retirement savings plan: H. Bresky
    $6,000, S. Bresky $6,000, R. Steer $5,593, R. Brenneman
    $6,000  and  E. Gonzalez $5,683; and (ii)  Investment
    Option  Plan:  H. Bresky $22,127, S. Bresky  $11,820,
    R. Steer $15,162, R. Brenneman $6,000 and E. Gonzalez
    $0.  In addition for 2005 only, includes amounts paid
    in 2005 on behalf of the Named Executive Officers for
    past  employees' FICA taxes on amounts deferred under
    the  Investment  Option Plan as follows:   H.  Bresky
    $39,221,   S.  Bresky  $35,031,  R.  Steer   $34,547,
    R. Brenneman $16,305 and E. Gonzalez $0.

(5) Mr. Gonzalez was promoted to President of Seaboard
    Marine Ltd. in January 2005.

                 EMPLOYMENT AGREEMENTS
             WITH NAMED EXECUTIVE OFFICERS

  Seaboard and each of the Named Executive Officers, other than Mr. H. Bresky, are parties to an Employment
Agreement.

  Each  of  the  Employment  Agreements  contains   the
following   principal  terms:   (i)  with  respect   to
Messrs. S. Bresky, Steer and Brenneman, a term of  five
years, commencing July 1, 2005, renewed annually for  a
like  term  of five years, unless Seaboard furnishes  a
written  notice  of non-renewal, and  with  respect  to
Mr. Gonzalez, a term of three years, commencing July 1,
2005,  renewed annually for a like term of three years,
unless   Seaboard   furnishes  a  written   notice   of
non-renewal; (ii) payment of a minimum base  salary  in
the   amounts  of  $440,000  for  Mr.  S.  Bresky   and
Mr.  Steer, $370,000 for Mr. Brenneman and $225,000 for
Mr.  Gonzalez; (iii) payment of an annual minimum bonus
in  the  amounts  of  $450,000 for Mr.  S.  Bresky  and
Mr. Steer, $400,000 for Mr. Brenneman, and $250,000 for
Mr. Gonzalez; (iv) non-competition and non-solicitation
provisions which apply during the employee's employment
and  for a period of one year after the termination  of
such   employment,  or  two  years,  with  respect   to
Messrs. S. Bresky, Steer and Brenneman, if the employee
voluntarily resigns for any reason other than for "Good
Reason"   (as   defined)  (v)   upon   an   involuntary
termination of the employee' employment without "Cause"
(as defined) or a resignation by the employee for "Good
Reason," payment to the employee of his then salary and most recent bonus for the balance of the term of the Employment Agreement, but not for less than one year with respect to salary; and (vi) under Seaboard's
Executive Retirement Plan, years of service credit accrues for the term of the severance period, and the final average earnings calculation under this plan is determined utilizing the base salary and bonus paid during the severance period.

                     BENEFIT PLANS

Executive Retirement Plan

  The  Seaboard  Corporation Executive Retirement  Plan
(the  "Executive Retirement Plan") provides  retirement
benefits  for  a  select  group  of  the  officers  and
managers, including the Named Executive Officers.   The
Executive   Retirement  Plan  was   amended   effective
November  2004 to give credit for all years of  service
with  Seaboard,  both  before  and  after  becoming   a
participant.  For  years of service before  becoming  a
participant (pre-participation service), the benefit is
equal to 0.65 percent of the final average remuneration
(salary plus bonus) of the participant plus 0.5 percent
of  final  average remuneration of the  participant  in
excess  of  Social  Security Covered  Compensation  all
multiplied   by   the  participant's  pre-participation
service.   For  years  of  service  after  becoming   a
participant  (post-participation service), the  benefit
is   equal   to  2.5  percent  of  the  final   average
remuneration  of  the  participant  multiplied  by  the
participant's  years  of  post-participation   service.
This  amount  is  reduced by the  following:   (i)  the
amount  such participant has accrued under the Seaboard
Corporation  Pension Plan (described below);  (ii)  the
amount,  if  any, of frozen benefits earned  under  the
Executive  Retirement Plan prior to December 31,  1996,
pursuant to the Frozen Executive Benefit Plan described
below;  (iii)  the benefit earned under  the  Executive
Retirement Plan from 1994 though 1996 that resulted  in
cash payments from the Plan that were based on the cost
to  purchase such benefit; and (iv) the amount  of  any
benefit described in the Executive Retirement Plan  for
H.  H.  Bresky  described below.   Benefits  under  the
Executive  Retirement Plan are currently unfunded.   As
of  December  31,  2005,  all of  the  Named  Executive
Officers  were fully vested as defined in the Executive
Retirement Plan.  Payment of Executive Retirement  Plan
benefits begins upon the earlier of:  normal retirement
at  age  62  or  older,  death, separation  of  service
(provided the employee is at least 55 years old and has
at  least 10 years of service) or any change of control
of   Seaboard.   Subject  to  certain  conditions,  the
benefit  is  paid  pursuant  to  a  "Single  Lump   Sum
Payment," which is equivalent in value to the benefit described above payable in "Single Life Annuity" form.
The

Executive   Retirement   Plan allows for optional forms
of  payment  under certain circumstances.   The  tables
below  show  the amount of benefit a participant  could
earn   under   the   Executive  Retirement   Plan   for
pre-participation and post-participation service  (note
that  each  Named  Executive  began  participation   on
January  1, 1994 with the exception of E. Gonzalez  who
became   a  participant  on  January  1,  2005).    For
simplification, the tables reflect annual payments  for
retirement at age 62 in 2005.  Because Social  Security
Covered Compensation varies depending on year of birth,
the  benefits shown for pre-participation service would
be slightly smaller for a participant with the same pay
and  service  that attains age 62 later than  2005  and
slightly larger for a participant that attained age  62
prior  to  2005.  The post-participation service  table
reflects  the  offset under (i) above  related  to  the
benefit  earned under the Seaboard Corporation  Pension
Plan  for  post-participation service. See the  summary
below  for an explanation of the benefits payable  from
the  Seaboard  Corporation Pension Plan.   Any  benefit
payable  from  the  Seaboard Corporation  Pension  Plan
earned  prior to 1994 and any of the offsets summarized
in  (ii)  through (iv) above are not reflected  in  the
tables   as  these  amounts  depend  on  the   specific
arrangements applicable to each employee. The amounts shown are based on a "Single Life Annuity" form of payment reflecting various remuneration and years of service.
            EXECUTIVE RETIREMENT PLAN TABLE
          YEARS OF POST-PARTICIPATION SERVICE

     REMUNERATION     15        20        25        30        35

     $   150,000    34,500    45,900    57,400    68,800    80,400
     $   200,000    44,500    59,400    74,200    89,100   103,900
     $   300,000    81,200   108,200   135,300   162,400   189,400
     $   400,000   118,700   158,200   197,800   237,400   276,900
     $   500,000   156,200   208,200   260,300   312,400   364,400
     $   600,000   193,700   258,200   322,800   387,400   451,900
     $   750,000   250,000   333,200   416,600   499,900   583,200
     $ 1,000,000   343,700   458,200   572,800   687,400   801,900
     $ 1,250,000   437,500   583,200   729,100   874,900 1,020,700
     $ 1,500,000   531,200   708,200   885,300 1,062,400 1,239,400
     $ 2,000,000   718,700   958,200 1,197,800 1,437,400 1,676,900
     $ 2,500,000   906,200 1,208,200 1,510,300 1,812,400 2,114,400
     $ 3,000,000 1,093,700 1,458,200 1,822,800 2,187,400 2,551,900

  The  compensation  for purposes  of  determining  the
pension   benefits  consists  of  salary   and   bonus.
Credited  years of post-participation service for  each
of  the  Named Executive Officers is 12 years with  the
exception  of  E.  Gonzalez  whose  credited  years  of
post-participation service is one year.   None  of  the
benefits payable contain an offset for social security benefits.

                 EXECUTIVE RETIREMENT PLAN TABLE
YEARS OF SERVICE BEFORE JANUARY 1, 1994 (Pre-participation Service)

     REMUNERATION     5       10       15         45
     $   150,000    7,300   14,600   21,800     65,500
     $   200,000   10,200   20,300   30,500     91,400
     $   300,000   15,900   31,800   47,700    143,100
     $   400,000   21,700   43,300   65,000    194,900
     $   500,000   27,400   54,800   82,200    246,600
     $   600,000   33,200   66,300   99,500    298,400
     $   750,000   41,800   83,600  125,300    376,000
     $ 1,000,000   56,200  112,300  168,500    505,400
     $ 1,250,000   70,500  141,100  211,600    634,700
     $ 1,500,000   84,900  169,800  254,700    764,100
     $ 2,000,000  113,700  227,300  341,000  1,022,900
     $ 2,500,000  142,400  284,800  427,200  1,281,600
     $ 3,000,000  171,200  342,300  513,500  1,540,400

  The  compensation  for purposes  of  determining  the
pension  benefits consists of salary  and  bonus.   The
credited years of pre-participation service for each of the Named Executive Officers is as follows: H. Bresky
45.58,  S.  Bresky 14, R. Steer 9, R. Brenneman  4  and
E. Gonzalez 15. None of the benefits payable contain an offset for social security benefits.

Frozen Executive Benefit Plan

  Mr.  H.  Bresky is 100 percent vested in an Executive
Benefit  Plan, frozen effective December 31,  1996,  in
which  Mr.  H. Bresky has accrued an annual benefit  of
$22,500  upon  his  retirement.   Under  the  Executive
Benefit Plan, the automatic form of benefit payment  is
pursuant   to   a  "Ten-Year  Certain  and   Continuous
Annuity."   This  means Mr. H. Bresky  will  receive  a
monthly  annuity benefit for his lifetime  and,  if  he
dies  while in the ten-year certain period, the balance
of  the ten-year benefit will be paid to his designated
beneficiary.  If Mr. H. Bresky dies while  employed  by
Seaboard   or   after  retirement,   but   before   the
commencement of benefits, monthly payments would be made to his beneficiary in the form of a 100 percent joint and survivor benefit. The Executive Benefit Plan allows for optional forms of payment under certain circumstances. The amount of benefit payable under the Executive Benefit Plan reduces the benefit payable to Mr. H. Bresky under the Executive Retirement Plan.

Seaboard Corporation Pension Plan

  The  Seaboard  Corporation Pension Plan ("the  Plan")
provides defined benefits for its domestic salaried and
clerical  employees  upon  retirement.   Beginning   in
fiscal  1997,  each  of the individuals  named  in  the
Summary  Compensation Table participates in this  Plan.
Benefits  under this Plan generally are based upon  the
number  of years of service and a percentage  of  final
average  remuneration (salary plus bonus),  subject  to
limitation  under  applicable  federal  law.    As   of
December 31, 2005, all of the Named Executive Officers were fully vested, as defined in the Plan. Under the Plan, the benefit payment for a married participant is pursuant to a "50 Percent Joint and

Survivor Annuity."   This  means  the  participant will
receive  a monthly annuity benefit for his/her lifetime
and  an  eligible  surviving  spouse  will  receive   a
lifetime   annuity  equal  to   50    percent   of  the
participant's  benefit.  The payment of the benefit for
an unmarried participant is pursuant  to a "Single Life
Annuity."  The Plan  allows for   optional   forms   of
payment   under   certain   circumstances.   The normal
retirement  age  under  the Plan is age  65.   However,
unreduced  benefits  are available at  age 62 with five
years of service.  For consistency  with  the Executive
Retirement  Plan,  the  table below  shows  benefits by
remuneration and years of   service   for  an  employee
retiring at age 62 in 2005.

                     PENSION PLAN TABLE
           YEARS OF SERVICE FROM JANUARY 1, 1997

     REMUNERATION          15     20     25     30     35
     $   125,000         17,500 23,400 29,200 35,000 40,900
     $   150,000         21,800 29,100 36,400 43,700 50,900
     $   175,000         26,100 34,900 43,600 52,300 61,000
     $   200,000         30,500 40,600 50,800 60,900 71,100
     More than $220,000  31,300 42,900 53,600 64,400 75,100

  The  compensation  for purposes  of  determining  the
pension   benefits  consists  of  salary   and   bonus.
Credited  years  of  service  for  each  of  the  Named
Executive  Officers  is  eight  years.   None  of   the
benefits payable contain an offset for social security benefits.

  Each  of  the Named Executive Officers in the Summary
Compensation  Table  is  100  percent  vested  under  a
particular defined benefit ("Benefit") that was  frozen
at December 31, 1993 as part of the Plan.  A definitive
actuarial determination of the benefit amounts was made
in  1995.   The annual amounts payable upon  retirement
after  attaining  age  62 under  this  Benefit  are  as
follows:    H.  Bresky  $120,108,  S.  Bresky  $32,796,
R.  Steer  $15,490, R. Brenneman $6,540 and E. Gonzalez
$2,643.  Under this Benefit, the payment of the benefit
for  a  married participant is pursuant to a  "Ten-Year
Certain  and  Continuous  Annuity."   This  means   the
participant would receive a monthly annuity benefit for
his/her lifetime and, if the participant dies while  in
the   ten-year  certain  period,  the  balance  of  the
ten-year  benefit  would be paid to his/her  designated
beneficiary.   The  payment  of  the  benefit  for   an
unmarried  participant is pursuant to  a  "Single  Life
Annuity."   If the participant dies while  employed  by
Seaboard   or   after  retirement,   but   before   the
commencement  of  benefits, monthly payments  would  be
made to the participant's beneficiary in the form of  a
100  percent  joint  and survivor  benefit.   The  Plan
allows for optional forms of payment under certain circumstances.

Supplemental    Executive    Retirement    Plan     for
H. Harry Bresky

  Mr.  H. Bresky is entitled to receive a supplementary
annual  pension  in  the amount of $410,088  per  year.
Under  this agreement, the benefit payment is  pursuant
to  a  "Ten-Year Certain and Continuous Annuity."  This
means  Mr.  H.  Bresky will receive a  monthly  annuity
benefit  for  his lifetime and, if Mr. H.  Bresky  dies
while  in  the ten-year certain period, the balance  of
the  ten-year  benefit will be paid to  his  designated
beneficiary.  If Mr. H. Bresky dies while  employed  by
Seaboard   or   after  retirement,   but   before   the
commencement of benefits, monthly payments would be made to Mr. H. Bresky's beneficiary for a period of ten years. Payment of benefits commences upon Mr. H. Bresky's retirement from Seaboard. The amount of benefit payable under this agreement reduces the benefit payable to Mr. H. Bresky under the Executive
Retirement Plan described above.

Non-Qualified Deferred Compensation Plan

  In  2005,  Seaboard adopted the Seaboard  Corporation
Non-Qualified Deferred Compensation Plan (the "Deferred
Compensation  Plan"), which gives  a  select  group  of
management or highly-compensated employees the right to
defer  salary  and bonus, to be paid by Seaboard  at  a
later time, all in accordance with applicable ERISA and
income  tax laws and regulations.  No income taxes  are
payable   by  the  participants  on  amounts   deferred
pursuant to the Deferred Compensation Plan until paid to the participant. The Deferred Compensation Plan also provides for a company contribution to be credited to participants in an amount equal to Seaboard's 401(k)
Retirement Savings Plan matching percentage,  currently
3 percent, of each participant's deferral, pursuant to the Plan, and of each participant's annual compensation in excess of the Tax Code limitation on the amount of compensation that can be taken into account under Seaboard's 401(k) Retirement Savings Plan. The amount of such limitation in 2005 for Seaboard was $205,000.
All amounts deferred and all company contributions credited are included in the amounts reported in the Summary Compensation Table above.

Supplemental Executive Benefit Plan

  For   the  years  2004  and  2003  and  prior  years,
Seaboard   had  in  place  the  Supplemental  Executive
Benefit  Plan  pursuant to which  the  Named  Executive
Officers  received  discretionary  investment   options
under  the Investment Option Plan (described below)  in
an  amount  equal  to  3 percent of  the  participant's
annual   compensation  in  excess  of  the   Tax   Code
limitation  on the amount of compensation that  can  be
taken  into account under the 401(k) retirement savings
plan  of Seaboard.  The amount of such limitations  for
the  years 2004 and 2003 was $200,000.  The amounts  of
benefits  paid  for the years 2004 and 2003  under  the
Supplemental Executive Benefit Plan are reported in the
Summary  Compensation Table above for such years.   The
Supplemental Executive Benefit Plan was terminated effective January 1, 2005.

Investment Option Plan

  For   the  years  2004  and  2003  and  prior   years
beginning   with  2001,  Seaboard  has  in  place   the
Investment  Option  Plan which  allowed  executives  to
reduce  their compensation in exchange for  options  to
buy  shares  of  certain  mutual  funds  and/or  pooled
separate  accounts.  However, as a result of  U.S.  tax
legislation  passed  in  October  2004,  reductions  to
compensation  after 2004 were no longer  allowed.   The
exercise   price   for  each  investment   option   was
established  based upon the fair market  value  of  the
underlying  investment  on  the  date  of  grant.   The
amounts deferred for the years 2004 and 2003 pursuant to the Investment Option Plan are reported in the Summary Compensation Table above for such years.

Executive Deferred Compensation Plan

  The  Executive  Deferred Compensation  Plan  requires
the deferral of salary and bonus on a pre-tax basis for
executives  whose compensation exceeds $1 million,  the
maximum     allowable    deductible    amount     under
Section  162(m)  of  the Code, and who  the  Board  has
designated  to participate in the plan.  To  date,  the
Board has only designated H. Bresky as a participant in
the  plan.   Beginning in 2005, the Executive  Deferred
Compensation   Plan  also  provides   for   a   company
contribution  to  be credited to a  participant  in  an
amount  equal to Seaboard's 401(k) matching  percentage
(currently 3%) of the amount deferred pursuant  to  the
Plan,   and   in  addition,  such  matching  percentage
(currently 3%) of the participant's annual compensation
in  excess of the Tax Code limitation on the amount  of
compensation  that  can  be taken  into  account  under
Seaboard's  401(k) Plan.  The amount of such limitation
in   2005  for  Seaboard  was  $205,000.   All  amounts
deferred  and  all company contributions  credited  are
included  in  the  amounts  deferred  in  the   Summary
Compensation Table above.

Retiree Medical Benefit Plan

  The  Seaboard  Corporation  Retiree  Medical  Benefit
Plan  provides family medical insurance  to  the  Named
Executive Officers upon the retirement, involuntary termination of employment, change of control or death of the participant.

Executive Long-Term Disability Plan

  The    Seaboard   Corporation   Executive   Long-Term
Disability Plan provides disability pay continuation to
certain  members  of management, including  Mr.  Steer,
Mr.  Brenneman  and  Mr.  Gonzalez,  upon  a  long-term
illness  or  injury that prevents the participant  from
being able to perform his duties.  Benefits are payable
following  a 90 day elimination or waiting period.   In
conjunction   with   the  Seaboard  Corporation   Group
Long-Term  Disability Plan, benefits payable are  equal
to  70 percent of participant's salary and bonus, up to
$18,000  per month for Mr. Gonzalez and up  to  $23,000
per month for Mr. Steer and Mr. Brenneman.

     REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE
                     COMPENSATION

  The  following information is to provide stockholders
and other interested parties with a clear understanding
of    Seaboard's    philosophy   regarding    executive
compensation and to provide insight behind fundamental compensation decisions.

  Seaboard  maintains the philosophy that determination
of compensation for its executive officers by the Board
of  Directors is primarily based upon recognition  that
these   officers   are  responsible  for   implementing
Seaboard's  long-term strategic objectives.  Seaboard's
goals   with  respect  to  its  executive  compensation
policies described below are to attract and retain top executive employees.

  Base   compensation,  increases  thereto,  and  bonus
compensation for executive officers as presented in the Summary Compensation Table herein are determined by the following factors:

     Competitive compensation ranges at or above the average of a select group of comparable companies in an independent market assessment which included peer group analysis and comparison of national survey data. As most of the peer group companies offer their executives long-term stock incentives, in addition to base and bonus compensation, while Seaboard does not, the Board also considers this factor in its compensation decisions. This peer group is comprised of comparable sized firms in the food processing and grain industries. While this group contains some of the same firms listed in the peer group index in the total return graphs herein, it is not identical.

     The diversity and complexity of Seaboard's businesses.

     The amount of the bonus for the Chief Executive
     Officer and other executive officers is partially based on company performance.

  As Chief Executive Officer, Mr. H. Bresky's base compensation and bonus are also determined based on a survey of the select group of firms referenced above.
An analysis of the data presented in this survey shows that the typical total cash compensation for Chief
Executive Officers of these entities is comparable to the base compensation and bonus paid to Mr. H. Bresky.

  Pursuant  to  Section 162(m) of the Internal  Revenue
Code, compensation in excess of $1 million paid is  not
deductible  by Seaboard, subject to certain exceptions.
The  Board  of Directors has considered the  effect  of
Section   162(m)  of  the  Code  on  the  Corporation's
executive  compensation, and  determined  that  Mr.  H.
Bresky  should be a participant in the Plan.  As  such,
to  assure  that Seaboard does not lose deductions  for
compensation  paid  to  Mr. H.  Bresky,  the  Board  of
Directors   has   adopted   the   Executive    Deferred
Compensation  Plan described above,  requiring  Mr.  H.
Bresky  to defer receipt of any compensation in  excess
of  $1  million that is not deductible.   In  2005  and
2004,  the  amounts  deferred by  Mr.  H.  Bresky  were
$2,245,496 and $1,498,407, respectively.  In  2003,  no
deferral was required because Mr. H. Bresky had elected
under   the  Investment  Option  Plan  to  reduce   his
compensation below $1 million.

  The foregoing report has been furnished by the Board of Directors:

      H. Harry Bresky     Joe E. Rodrigues   David A. Adamsen

      Douglas W. Baena    Kevin M. Kennedy   Steven J. Bresky

                  COMPANY PERFORMANCE

  The  Securities  and Exchange Commission  requires  a
five-year comparison of stock performance for  Seaboard
with  that of an appropriate broad equity market  index
and similar industry index.  Seaboard's common stock is
traded   on  the  American  Stock  Exchange,  and   one
appropriate  comparison  is  with  the  American  Stock
Exchange Market Value Index performance.  Because there
is   no   single   industry  index  to  compare   stock
performance,  the companies comprising  the  Dow  Jones
Food  and  Marine Transportation Industry indices  (the
"Peer Group") were chosen as the second comparison.

  The  following graph shows a five-year comparison  of
cumulative  total  return for  Seaboard,  the  American
Stock  Exchange  Market Value Index and  the  companies
comprising the Dow Jones Food and Marine Transportation
Industry indices weighted by market capitalization  for
the five fiscal years commencing December 31, 2000, and
ending December 31, 2005.  The information
presented in the  performance graph is   historical  in
nature and is not intended to represent or guarantee future returns.


          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG SEABOARD CORPORATION,
                      THE AMEX MARKET VALUE
             (U.S. & FOREIGN) INDEX AND A PEER GROUP

            The graph depicts data points below.

*$100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
 Fiscal year ending December 31.

The comparison of cumulative total returns presented in the above graph was plotted using the following index values and common stock price values:

                       12/31/00 12/31/01 12/31/02 12/31/03 12/31/04   12/31/05

  Seaboard Corporation  $100.00  $197.05  $157.47  $185.86  $661.78  $1,004.17
  AMEX Market Value     $100.00  $119.04  $132.57  $176.02  $214.97  $  319.96
  (U.S. & Foreign)
  Peer Group            $100.00  $103.77  $105.97  $116.23  $139.65  $  132.77

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                     PARTICIPATION

  The   Board   of   Directors   first   appointed    a
Compensation Committee in December 2005, and therefore,
the   Compensation  Committee  was  not  involved  with
determining  executive compensation for 2005.   Mr.  H.
Bresky is a member of the Board of Directors of Seaboard and participates in decisions by the Board regarding executive compensation.

  Upon  Mr.  Rodrigues' retirement  as  Executive  Vice
President  and  Treasurer  in February  2001,  Seaboard
entered  into a consulting agreement with Mr. Rodrigues
for  various services related to certain of  Seaboard's
foreign  investments.   During  2005,  2004  and  2003,
Seaboard   did   not   pay  any  consulting   fees   to
Mr. Rodrigues and reimbursed him $0, $0 and $6,708, respectively, for out-of-pocket expenses. Also, during 2005, 2004 and 2003, Seaboard paid Mr. Rodrigues
$462,844,  $450,024  and $442,780, respectively,  under
various retirement plans.

  Seaboard  Flour maintains a deposit with Seaboard  to
pay  for  any miscellaneous operating expenses incurred
by  Seaboard on behalf of Seaboard Flour.  The  largest
amount  on  deposit during 2005 was $26,859 on  January
29,  2005.   As  of  December 31, 2005,  Seaboard  owed
Seaboard Flour $24,237.

  During   2002,  Seaboard  consummated  a  transaction
("Transaction")  with  its  parent  company,   Seaboard
Flour,   pursuant   to   which   Seaboard   effectively
repurchased 232,414.85 shares of its common stock owned
by  Seaboard Flour for $203.26 per share.  Of the total
consideration  of  $47,241,000,  Seaboard   Flour   was
required under the terms of the Transaction immediately
to  pay  $11,260,000 to Seaboard to repay in  full  all
indebtedness owed by Seaboard Flour to Seaboard, and to
use  the  balance  of  the consideration  to  pay  bank
indebtedness   of   Seaboard  Flour   and   Transaction
expenses. During the fourth quarter of 2002, Seaboard cancelled 534,547 shares of common stock held in treasury, including shares previously held by Seaboard
Flour.

  The  Transaction was approved by Seaboard's Board  of
Directors after receiving the recommendation  in  favor
of   the   Transaction  by  a  special   committee   of
independent  directors.   The  special  committee   was
advised by independent legal counsel and an independent
investment   banking  firm.   As  a   result   of   the
Transaction, the Seaboard Flour's ownership interest dropped from 75.3 percent to 70.7 percent.

  As   a   part  of  the  Transaction,  Seaboard  Flour
transferred  to  Seaboard rights  to  receive  possible
future  cash  payments  from a subsidiary  of  Seaboard
Flour,  based  primarily on the  future  sale  of  real
estate  and the benefit of other assets owned  by  that
subsidiary.   Seaboard also received tax net  operating
losses  ("NOLs"),  with a benefit totaling  $8,317,416,
which  allow  Seaboard to reduce the
amount  of future income taxes  it otherwise would pay.
To  the  extent  Seaboard  receives cash payments as  a
result of the transferred rights or reduces its federal
income  taxes  payable  by utilizing the NOLs, Seaboard
agreed to issue to Seaboard  Flour new shares of common
stock  with  a value equal to  the cash received and/or
the  NOL utilized.   The  value of the common stock for
purposes of  determining the number of shares issued is
equal to  the  ten  day  rolling average closing price,
determined as  of  the twentieth day prior to the issue
date.   The  maximum  number  of shares of common stock
which  may  be issued  to   Seaboard  Flour  under  the
Transaction  is  capped   at  232,414.85, the number of
shares which  were originally purchased  from  Seaboard
Flour.   As   of  December  31, 2005,  Seaboard had not
received any  cash  payments   from  the  subsidiary of
Seaboard  Flour.   The right  to  receive such payments
expires September  17, 2007.

  On  September  15, 2005, Seaboard filed  tax  returns
utilizing  the  NOLs  which resulted  in  a  $8,317,416
reduction in its federal income tax.  Based on terms of
the  Transaction, the price of the shares of Seaboard's
common  stock  to  be issued to the Parent  Company  is
equal  to  the  ten day rolling average  closing  price
prior  to  October 1, 2005, which was $1,317.44.   This
resulted in Seaboard issuing 6,313.34 shares to  Parent
Company on November 3, 2005. Seaboard accounted for this income tax benefit by reducing current taxes payable in the amount of $8,317,416 and recording additional paid in capital.

      ITEM 2:  SELECTION OF INDEPENDENT AUDITORS

  The  Audit  Committee of the Board of  Directors  has
selected  the independent registered public  accounting
firm of KPMG LLP as Seaboard's independent auditors  to
audit  the books, records and accounts of Seaboard  for
the  year ending December 31, 2006.  Stockholders  will
have  an  opportunity to vote at the annual meeting  on
whether to ratify the Audit Committee decision in  this
regard.   Seaboard has been advised by  KPMG  LLP  that
neither  it  nor  any  member  or  associate  has   any
relationship  with  Seaboard  or  with   any   of   its
affiliates other than as independent accountants and auditors.

  Submission   of  the  selection  of  the  independent
auditors to the stockholders for ratification will not limit the authority of the Audit Committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.
Submission to the stockholders of the selection of independent auditors is not required by Seaboard's bylaws.

  A representative of KPMG LLP is expected to be present at the annual meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

  The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

Independent Auditors' Fees

  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Seaboard's annual financial statements for 2005 and 2004, and fees billed for other services rendered by KPMG LLP during such years.

         Type of Fee                 2005        2004

          Audit Fees (1)         $1,488,878  $1,327,535
          Audit-Related Fees (2)     16,353     145,498
          Tax Fees (3)              175,643     338,513
          All Other Fees (4)          2,758       1,080

(1) Audit  Fees,  including  those  for  statutory
    audits, include the aggregate fees paid by us  during
    2005  and 2004 for professional services rendered  by
    KPMG  LLP  for  the  audit of  our  annual  financial
    statements  and  internal  controls  over   financial
    reporting, and the review of financial statements included in our quarterly reports on Form 10-Q.

(2) Audit Related Fees include the aggregate fees paid by us during 2005 and 2004 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit
    Fees, including employee benefit plan audits for 2004.

(3) Tax Fees include the aggregate fees paid by  us
    during   2005  and  2004  for  professional  services
    rendered by KPMG LLP for tax compliance, tax advice and tax planning, including IRS audit support and transfer pricing studies.

(4) All Other Fees represent miscellaneous services performed in certain foreign countries.

Pre-Approval of Audit and Permissible Non-Audit Services

  The  Audit  Committee  has established  a  policy  to
pre-approve   all   audit  and  permissible   non-audit
services.    Prior to the engagement of the independent
auditor,  the Audit Committee pre-approves the services
by  category  of service.  Fees are estimated  and  the
Audit  Committee requires the independent  auditor  and
management  to  report  actual  fees  as  compared   to
budgeted  fees  by  category  of  service.   The  Audit
Committee has delegated pre-approval authority  to  the
Audit  Committee chairman for engagements of less  than
$25,000.    For   informational  purposes   only,   any
pre-approval  decisions  made by  the  Audit  Committee
chairman  are  reported at the Audit  Committee's  next
scheduled  meeting.   The percentage  of  audit-related
fees, tax fees and all other fees that were approved by the Audit Committee for fiscal 2005 is 100 percent of the total fees incurred.

Audit Committee Report to Stockholders

  The Audit Committee of Seaboard is comprised of three directors who are "independent," as defined by the American Stock Exchange, and operates under a written charter. A copy of the Audit Committee Charter was attached to the proxy statement with respect to the 2005 annual meeting of stockholders.

  The   Audit   Committee  has  reviewed  the   audited
financial statements for fiscal year 2005 and discussed
them with management and with the independent auditors,
KPMG  LLP.   The  Audit Committee also  discussed  with
KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

  The   Audit   Committee  has  received  the   written
disclosures   and  the  letter  from  the   independent
auditors  required  by  Independence  Standards   Board
Standard  No. 1, "Independence Discussions  with  Audit
Committees,"  as amended, and have discussed  with  the
independent  auditors  their independence.   The  Audit
Committee has concluded that the independent auditors currently meet applicable independence standards.

  The  Audit  Committee  has reviewed  the  independent
auditors'  fees  for audit and non-audit  services  for
fiscal  year  2005.   The  Audit  Committee  considered
whether such non-audit services are compatible with maintaining independent auditor independence and has concluded that they are compatible at this time.

  Based   on   its  review  of  the  audited  financial
statements and the various discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Seaboard's Annual Report on Form 10-K for the year ended December 31, 2005.

  The   foregoing  has  been  furnished  by  the  Audit
Committee:

 David A. Adamsen (chair)   Douglas W. Baena    Kevin M. Kennedy

    ITEM 3:  RESTATED CERTIFICATE OF INCORPORATION

General

  On  March 6, 2006, the Board of Directors unanimously
adopted  a resolution setting forth a proposed Restated
Certificate of Incorporation for Seaboard.   Seaboard's
stockholders are being asked to approve such amendment and restatement at the annual meeting.

  The  text  of  the proposed Restated  Certificate  of
Incorporation is set forth in Exhibit A to  this  proxy
statement.   If  the proposed Restated  Certificate  of
Incorporation is adopted by the stockholders,  Seaboard
will cause the Restated Certificate of Incorporation to
be  filed with the office of the Delaware Secretary  of
State  as  promptly  as practicable  after  the  annual
meeting.   The  description of  the  proposed  Restated
Certificate of Incorporation contained in this proxy statement is qualified in its entirety by reference to Exhibit A.

Description of the Amendment

  The  proposed amendment and restatement of Seaboard's
Restated Certificate of Incorporation would provide for
the  indemnification of our directors and  officers  to
the  fullest  extent  allowed  by  Delaware  law.    In
addition, the proposed amendment and restatement  would
simplify    Seaboard's    Restated    Certificate    of
Incorporation by removing provisions which are obsolete or which do not need to be included pursuant to Delaware law. Among the simplification amendments are the following:

     The replacement of a list of authorized business purposes for Seaboard with a provision authorizing
     Seaboard to engage in any lawful act or activity for which Delaware corporations may be organized.

     The elimination of the lengthy recitation of pre-emptive rights and the reservation of shares of issuance upon conversion of bonds, both of which are unnecessary since Seaboard's stockholders do not have pre-emptive rights and Seaboard has no convertible bonds outstanding.

     The elimination of the statement concerning
     Seaboard's perpetual existence, which statement is unnecessary since Seaboard's perpetual existence already is provided for under Delaware law.

     The elimination of the statement concerning the private property of Seaboard's stockholders not being subject to Seaboard's debts, which statement is unnecessary since Delaware law already insulates stockholders from the debts of a corporation in which they hold stock.

     The elimination of statements concerning the manner in which the Board of Directors acts upon matters in which a director has personal interest, which statements are unnecessary since Delaware law already specifies the manner for handling such matters.

     The elimination of statements concerning the powers of the Board of Directors (other than the statement concerning the power to adopt, amend or repeal Seaboard's Bylaws), which statements are unnecessary since the powers of the Board of Directors already are provided for under Delaware law. The statement concerning the power of the Board of Directors to adopt, amend or repeal Seaboard's Bylaws was retained since that power must appear in the Restated Certificate of Incorporation in order to exist.

Purposes and Effects of the Proposed Amendment

  The  principal purpose of the proposed amendment  and
restatement    of    our   Restated   Certificate    of
Incorporation   is  to  simplify  Seaboard's   Restated
Certificate  of  Incorporation by  removing  provisions
which  are obsolete or which do not need to be included
pursuant  to  Delaware law.  In addition, the  proposed
amendment  and  restatement  would  clarify  that   our
directors  and  officers  may  be  indemnified  to  the
fullest  extent allowed by Delaware law.  As such,  the
proposed  amendment  and restatement  of  our  Restated
Certificate   of   Incorporation  would   have   little
immediate effect on the rights of stockholders.

  The  Board of Directors recommends that you vote  for
approval  of  the  proposed  Restated  Certificate   of
Incorporation for Seaboard.

                     OTHER MATTERS

  The  notice  of meeting provides for the election  of
Directors,  the selection of independent  auditors  and
for  the  transaction of such other business, including
consideration  of  a  stockholder  proposal,   as   may
properly come before the meeting. As of the date of this proxy statement, the Board of Directors does not intend to present to the meeting any other business, and, except for the stockholder's proposal, it has not been informed of any business intended to be presented by others. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will take action and vote proxies, in accordance with their judgment of such matters.

  Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of the copies of reports furnished to Seaboard and written representations that no other reports were required, Seaboard believes that during fiscal 2005 all reports of ownership required under Section 16(a) of the Securities Exchange Act of
1934 for Directors and executive officers of Seaboard and beneficial owners of more than 10 percent of Seaboard's common stock have been timely filed.

                 STOCKHOLDER PROPOSALS

  It  is  anticipated that the 2007 annual  meeting  of
stockholders  will  be held on  April  23,  2007.   Any
stockholder  who intends to present a proposal  at  the
2007  annual  meeting  must  deliver  the  proposal  to
Seaboard  at  9000  West 67th Street, Shawnee  Mission,
Kansas  66202,  Attention:  David  M.  Becker  by   the
applicable deadline below:

     If the stockholder proposal is intended for inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no event later than November 13, 2006. Such proposal must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange
     Commission.

     If the stockholder proposal is to be presented without inclusion in Seaboard's proxy materials for that meeting, Seaboard must receive the proposal no event later than January 27, 2007.

  Proxies solicited in connection with the 2007  annual
meeting  of  stockholders will confer on the  appointed
proxies  discretionary  voting  authority  to  vote  on
stockholder  proposals  that  are  not  presented   for
inclusion in the proxy materials unless the proposing stockholder notifies Seaboard by January 27, 2007 that such proposal will be made at the meeting.

  The  Board  of Directors does not provide  a  process
for  stockholders to send communications to  the  Board
because  it  believes that the process available  under
applicable federal securities laws for stockholders  to
submit   proposals  for  consideration  at  the  annual
meeting is adequate.

                 FINANCIAL STATEMENTS

  The  consolidated  financial statements  of  Seaboard
for  the  fiscal year ended December 31, 2005, together
with  corresponding  consolidated financial  statements
for  the  fiscal  year  ended December  31,  2004,  are
contained  in  the  Annual Report which  is  mailed  to
stockholders  with  this proxy statement.   The  Annual
Report is not to be regarded as proxy solicitation material.

                ADDITIONAL INFORMATION

  Any   stockholder  desiring  additional   information
about  Seaboard  and its operations may,  upon  written
request,  obtain a copy of Seaboard's Annual Report  to
the  Securities and Exchange Commission  on  Form  10-K
without   charge.   Requests  should  be  directed   to
Shareholder Relations, Seaboard Corporation, 9000  West
67th Street, Shawnee Mission, Kansas 66202.  Seaboard's
Annual Report to the Securities and Exchange Commission on Form 10-K is also available on Seaboard's Internet website at www.seaboardcorp.com.

            HOUSEHOLDING OF PROXY MATERIALS

  The  Securities and Exchange Commission  has  adopted
rules   that   permit   companies  and   intermediaries
(including    brokers)   to   satisfy   the    delivery
requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

  This  year, a number of brokers with account  holders
who  are stockholders of Seaboard may be "householding"
our  proxy materials.  A single proxy statement may  be
delivered  to multiple stockholders sharing an  address
unless  contrary instructions have been  received  from
the  affected  stockholders.  Once  you  have  received
notice  from your broker that it will be "householding"
communications  to  your address,  "householding"  will
continue until you are notified otherwise or until  you
notify  your  broker or us that you no longer  wish  to
participate in "householding."  If, at any time, you no
longer wish to participate in "householding" and  would
prefer to receive a separate proxy statement and annual
report  in  the future you may (i) notify your  broker;
(ii)   direct  your  written  request  to:  Shareholder
Relations, Seaboard Corporation, 9000 West 67th Street,
Shawnee   Mission,  Kansas  66202;  or  (iii)   contact
Shareholder  Relations at (913) 676-8800.  Stockholders
who  currently  receive multiple copies  of  the  proxy
statement  at their address and would like  to  request
"householding"  of their communications should  contact
their  broker.  In addition, we will promptly  deliver,
upon  written  or  oral  request  to  the  address   or
telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

                                              Exhibit A

         RESTATED CERTIFICATE OF INCORPORATION

                          OF

                 SEABOARD CORPORATION


     It is hereby certified:

     FIRST: 1.   The  present name of  the  corporation
(hereinafter  called  the  "Corporation")  is  SEABOARD
CORPORATION.

            2. The name under which the Corporation was
originally incorporated is HATHAWAY BAKERIES, INC., and
the   date  of  filing  the  original  Certificate   of
Incorporation of the Corporation with the Secretary of State of the State of Delaware is July 24, 1946.

     SECOND:    The  provisions of the  Certificate  of
Incorporation of the Corporation, as heretofore amended and/or supplemented, hereby are further amended and hereby are restated and integrated into the single instrument which is hereinafter set forth, and which is entitled "Restated Certificate of Incorporation of Seaboard Corporation."

     THIRD: The Board of Directors of the Corporation proposed, and the Stockholders of the Corporation adopted, this Restated Certificate of Incorporation pursuant to the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware in the form set forth as follows:

     1. The present name of the corporation (hereinafter called the "Corporation") is SEABOARD CORPORATION.

     2. The principal office of the Corporation in the State of Delaware is located at the offices of its resident agent, in the City of Wilmington, County of New Castle. The name and address of its resident agent is Corporation Service Company, 2711 Centerville Road,
Suite 400, Wilmington, Delaware 19808.

     3.   The purpose of the Corporation is to engage in any
lawful  act or activity for which corporations  may  be
organized   under  the  General  Corporation   Law   of
Delaware.

     4.   The total number of shares which the Corporation
shall   have   authority  to  issue  is  four   million
(4,000,000) shares of common stock of the par value of $1 per share.

     5. In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is authorized to adopt, amend or repeal the By-Laws of the Corporation.

     6. To the fullest extent permitted by applicable law, the Corporation shall indemnify and reimburse each Director and officer of the Corporation, and each person who is or was serving at the request of the
Corporation  as  a  director   or  officer  of  another
corporation partnership, joint venture, trust, limited liability company or other enterprise, for and against all liabilities and expenses imposed upon or reasonably incurred by him or her in connection with any action, suit  or proceeding which he or she may be involved  or
with which he or she may be threatened by reason of his
or  her  being or having been a Director or officer  of
the Corporation or of his or her being or having been a
director    or    officer   of   another   corporation,
partnership, joint venture, trust, limited liability company or other enterprise at the request of the
Corporation.    The   right  of   indemnification   and
reimbursement  of  each  such  person  shall   continue
whether or not he or she continues to be such Director or officer at the time such liabilities or expenses are imposed upon or incurred by him or her and shall include, without being limited to, attorneys' fees, court costs, judgments and compromise settlements. The right of reimbursement for liabilities and expenses so imposed or incurred shall include the right to receive such reimbursement in advance of the final disposition of any such action, suit or proceeding upon the Corporation's receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall be ultimately determined that he or she is not entitled to be indemnified by the Corporation pursuant to law or this paragraph.

          Notwithstanding    the     foregoing,     the
Corporation  shall  be required to indemnify  a  person
otherwise   entitled  to  indemnification  under   this
Certificate of Incorporation in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by such person was authorized in advance by the Board of Directors.

          The    rights    of    indemnification    and
reimbursement hereby provided shall not be exclusive of other rights to which any Director or officer may be entitled. As used in this article the terms "Director" and "officer" shall include their respective heirs, executors and administrators.

     7.   Meetings of stockholders may be held without the
State of Delaware if the By-Laws so provide.  The books
of   the  Corporation  may  be  kept  (subject  to  any
provision contained in the statutes) outside of the State of Delaware at such place or places as may be from time to time designated by the Board of Directors or in the By-Laws of the Corporation. Elections of Directors need not be by ballot unless the By-Laws shall otherwise provide.

     8.   No Director shall be personally liable to the
Corporation  or  its stockholders for monetary  damages
for any breach of fiduciary duty by such Director as  a
director.   Notwithstanding the foregoing  sentence,  a
Director  shall  be  liable to the extent  provided  by
applicable law (i) for breach of the Director's duty of
loyalty   to   the  Corporation  or  its  stockholders;
(ii)  for acts or omissions not in good faith or  which
involve  intentional misconduct
or a knowing  violation    of   law;  (iii) pursuant to
Section 174 of the Delaware General Corporation Law; or
(iv) for  any  transaction   from   which  the Director
derived an improper  personal  benefit.   Neither   the
amendment nor  repeal  of  this  article,   nor     the
adoption of any  provision  of  the  Certificate     of
Incorporation inconsistent with this   article    shall
eliminate or reduce the effect  of  this  article    in
respect of any matter  occurring,  or  any  cause    of
action,  suit or claim  that,  but  for  the   article,
would  accrue  or  arise,  prior   to   such amendment,
repeal  or  adoption  of  an  inconsistent provision.

     9.    The Corporation reserves the right to amend,
alter, change or repeal any provision contained in this
Certificate  of  Incorporation in  the  manner  now  or
hereafter   prescribed  by  statute,  and  all   rights
conferred upon stockholders herein are granted subject to this reservation.

     IN  WITNESS WHEREOF, said Seaboard Corporation has
caused  this  Certificate to  be  signed  by  H.  Harry
Bresky, its President, and attested by David M. Becker,
its Secretary, this     day of April, 2006.

                              SEABOARD CORPORATION



                              By:
                                  H. Harry Bresky, President

Attest:




     David M. Becker, Secretary

                    SEABOARD CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS - APRIL 24, 2006

The undersigned hereby appoints H. Harry Bresky and Robert L. Steer and each of them, proxies with full power of substitution, to vote as designated below, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Seaboard Corporation (the "Company") on April 24, 2006, and any adjournments thereof, with all power that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

This Proxy will be voted in accordance with specification made. If no choices are indicated, this proxy will be voted FOR all listed nominees and for all proposals listed below.

A. ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                         For Withhold                      For Withhold
     H. Harry Bresky      []    []      Douglas W. Baena    []    []
     Steven J. Bresky     []    []      Kevin M. Kenndy     []    []
     David A. Adamsen     []    []      Joe E. Rodrigues    []    []

B. PROPOSALS
The Board of Directors recommends a vote FOR the following proposals.

2. Ratify the appointment of KPMG LLP as independent auditors of the Company

     [] FOR              [] AGAINST         [] ABSTAIN

3. Approval of the amendment to and restatement of the Company's
   Certificate of Incorporation

     [] FOR              [] AGAINST         [] ABSTAIN

                       (to be signed on reverse)



PLEASE MARK (ON REVERSE SIDE), SIGN, DAGE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office.

The signer hereby revokes all proxies heretofore given to vote at said meeing or any adjournment therof.

                                          Signature of Stockholder


                                          Signature of Stockholder


                                          Date                , 2006.